SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 June 21, 1999


                           CAPITA RESEARCH GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                            1-14025                     88-072350
---------------                     -----------               ----------------
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

591 Skippack Pike
Blue Bell, Pennsylvania                                 19422
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (215) 619-7777
                                                   ------------------

                                (Not Applicable)
          ------------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events
-------  ------------

         On June 21, 1999, the Board of Directors of the  Registrant  authorized the sale of 3,350,273  shares of the  Registrant's  common stock to its officers and  directors,  at the then  current  market  price of $ 0.25  per  share.  The

Registrant subsequently issued those shares against payment received in the form of interest bearing non-recourse notes in an aggregate amount of $837,568.25.

         The  Registrant  is  a  development  stage  company,  and  accordingly,

compensates  its  management  at  below-market  levels.  The Board of  Directors believes that giving  management an equity  participation in the Registrant will ultimately  compensate management for services rendered,  and furthermore,  will benefit all  shareholders by providing the  Registrant's  officers and directors with an incentive for their continued service.

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CAPITA RESEARCH GROUP, INC.
                                              By /s/ David B. Hunter
                                              ---------------------------
                                                 Name:   David B. Hunter
                                                 Title:  President and
                                                         Chief Executive Officer

Dated: September 20, 1999